Quarterly Holdings Report
for
Fidelity® Electric Vehicles And Future Transportation ETF
March 31, 2022
EVF-NPRT3-0522
1.9903836.100

Schedule of Investments March 31, 2022 (Unaudited)
Showing Percentage of Net Assets
Common Stocks – 99.9%
	Shares	Value
CONSUMER DISCRETIONARY – 31.6%
Auto Components – 14.9%
Aptiv PLC (a)	12,620	$ 1,510,740
Faurecia SE	24,535	645,618
Gentex Corp.	30,361	885,630
Hella GmbH & Co. KGaA	7,887	511,084
Lear Corp.	6,427	916,426
Luminar Technologies, Inc. (a)	47,804	747,176
Valeo S.A.	41,436	772,469
Visteon Corp. (a)	6,105	666,239
		6,655,382
Automobiles – 12.7%
Li Auto, Inc. ADR (a)	32,818	847,033
NIO, Inc. ADR (a)	70,423	1,482,404
Tesla, Inc. (a)	2,289	2,466,626
XPeng, Inc. ADR (a)	31,937	881,142
		5,677,205
Household Durables – 2.9%
Garmin Ltd.	10,713	1,270,669
Specialty Retail – 1.1%
EVgo, Inc. (a)	39,732	510,954
TOTAL CONSUMER DISCRETIONARY		14,114,210
INDUSTRIALS – 21.4%
Electrical Equipment – 12.9%
Ballard Power Systems, Inc. (a)	61,885	720,889
Blink Charging Co. (a)	18,543	490,648
Bloom Energy Corp. Class A (a)	31,684	765,169
ChargePoint Holdings, Inc. (a)	42,626	847,405
Doosan Fuel Cell Co. Ltd. (a)	15,427	520,576
FuelCell Energy, Inc. (a)	104,703	603,089
Plug Power, Inc. (a)	45,382	1,298,379
PowerCell Sweden AB (a)	25,274	506,191
		5,752,346
Machinery – 1.0%
The Lion Electric Co. (a)	54,256	455,750
Road & Rail – 7.5%
Lyft, Inc. Class A (a)	27,982	1,074,509
TuSimple Holdings, Inc. (a)	26,979	329,144
Uber Technologies, Inc. (a)	55,189	1,969,143
		3,372,796
TOTAL INDUSTRIALS		9,580,892
INFORMATION TECHNOLOGY – 33.8%
Electronic Equipment, Instruments & Components – 3.3%
Samsung SDI Co. Ltd.	2,988	1,469,286
Semiconductors & Semiconductor Equipment – 30.5%
Allegro MicroSystems, Inc. (a)	13,017	369,683

	Shares	Value

Ambarella, Inc. (a)	4,970	$ 521,452
ams AG (a)	33,825	524,329
CEVA, Inc. (a)	7,538	306,420
indie Semiconductor, Inc. (a)	29,472	230,176
Infineon Technologies AG	32,821	1,131,519
Intel Corp.	37,246	1,845,912
Melexis N.V.	4,168	389,552
NVIDIA Corp.	8,099	2,209,893
NXP Semiconductors N.V.	6,108	1,130,469
ON Semiconductor Corp. (a)	14,922	934,266
QUALCOMM, Inc.	10,614	1,622,031
SiTime Corp. (a)	2,316	573,951
Skyworks Solutions, Inc.	6,359	847,528
STMicroelectronics N.V.	22,751	1,002,684
		13,639,865
TOTAL INFORMATION TECHNOLOGY		15,109,151
MATERIALS – 13.1%
Chemicals – 9.6%
Albemarle Corp.	5,642	1,247,728
Chunbo Co. Ltd.	1,977	551,319
LG Chem Ltd.	2,270	996,362
Livent Corp. (a)	33,265	867,219
SK IE Technology Co. Ltd. (a)(b)	5,847	610,243
		4,272,871
Metals & Mining – 3.5%
Allkem Ltd. (a)	102,940	883,571
Ganfeng Lithium Co. Ltd. (b)	48,200	689,327
		1,572,898
TOTAL MATERIALS		5,845,769
TOTAL COMMON STOCKS (Cost $51,932,398)		44,650,022
TOTAL INVESTMENT IN SECURITIES – 99.9% (Cost $51,932,398)		44,650,022
NET OTHER ASSETS (LIABILITIES) – 0.1%		23,624
NET ASSETS – 100.0%		$ 44,673,646

Legend
(a)	Non-income producing.
(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,299,570 or 2.9% of net assets.

Quarterly Report	2

Affiliated Central Funds
Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including ownership percentage, is presented below.
Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund, 0.31%	$—	$4,813,744	$4,813,744	$16	$—	$—	$—	0.0%
Amounts in the income column in the above table include any capital gain distributions from underlying funds.
Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund’s investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific event. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund’s valuation policies and procedures and reports to the Board on the Committee’s activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund’s investments and ratifies the fair value determinations of the Committee.
The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:
Level 1 – Unadjusted quoted prices in active markets for identical investments
Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)
Valuation techniques used to value investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For any foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.
Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.
For additional information on the Fund’s significant accounting policies, please refer to the Fund’s most recent semiannual or annual shareholder report.
3	Quarterly Report

The fund’s schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund’s shareholders. For more information regarding the fund and its holdings, please see the fund’s most recent prospectus.
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Quarterly Report	4